UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2025 (May 2, 2025)
___________________________________
CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
___________________________________
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 2, 2025, CoreWeave, Inc. (the “Company”), as the borrower, and its subsidiary, CoreWeave Cash Management LLC, as the guarantor, entered into the Amendment No. 3 (the “Third Amendment”) to the Revolving Credit and Guaranty Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as a lender, and the other lenders party thereto (as amended, the “Amended Credit Agreement”). The Third Amendment (i) increases the aggregate amount available under the Company’s revolving credit facility from $650.0 million to $1.5 billion, (ii) increases the amount available under the Company’s letters of credit facility from $175.0 million to $350.0 million, and (iii) extends the maturity of the revolving credit facility to May 2, 2028 (subject to a springing maturity date of December 30, 2026 if, as of such date, put rights held by certain of the Company’s former Series C redeemable preferred stock investors remain in existence as of such date and the Company has not deposited in escrow an amount sufficient to satisfy the exercise of such put rights). In addition, the Amended Credit Agreement contains certain other revised terms, including customary monitoring covenants. Other than as described above, the loans and the obligations of the parties under the Amended Credit Agreement remain unchanged.
The foregoing summary of the Third Amendment is qualified in its entirety by reference to the terms of the Third Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3 to the Revolving Credit and Guaranty Agreement, dated May 2, 2025, by and among CoreWeave, Inc., as the borrower, CoreWeave Cash Management LLC, as the guarantor, JPMorgan Chase Bank, N.A., as administrative agent and as a lender, and the other lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025

COREWEAVE, INC.

By:	/s/ Nitin Agrawal
Name:	Nitin Agrawal
Title:	Chief Financial Officer